© Mercury Systems, Inc. WEBCAST LOGIN AT WWW.MRCY.COM/INVESTOR WEBCAST REPLAY AVAILABLE BY 7:00 P.M. ET AUGUST 11, 2025 Bill Ballhaus Chairman and CEO David Farnsworth Executive Vice President and CFO August 11, 2025, 5:00 pm ET FOURTH QUARTER AND FISCAL YEAR 2025 FINANCIAL RESULTS 1

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, including tariffs, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components, production delays or unanticipated expenses including due to quality issues or manufacturing execution issues, adherence to required manufacturing standards, capacity underutilization, increases in scrap or inventory write-offs, failure to achieve or maintain manufacturing quality certifications, such as AS9100, failure to achieve or maintain qualified business systems, such as those required by the DFARS, the impact of supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and operational efficiency initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, litigation, including the dispute arising with the former CEO over his resignation, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 27, 2025 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, and free cash flow, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non- GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. 2

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Today’s call  Opening remarks on business and results  Update on our four focus areas  Performance expectations for FY26 and beyond  Q&A 3

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Business and results  Results reflect our expectation to deliver robust organic growth, expanding margins, and positive free cash flow.  Record quarterly bookings of $342M and a 1.25 book-to-bill.  Q4 revenue of $273M, up 9.9% year-over-year; and full-year revenue of $912M up 9.2% year-over- year.  Q4 Adjusted EBITDA of $51M and adjusted EBITDA margin of 18.8%; full-year EBITDA of $119M and adjusted EBITDA margin of 13.1%, all up substantially year-over-year.  Free cash flow of $34M, resulting in record full-year free cash flow of $119M. Ended Q4 with $309M of cash on hand.  Solid execution across our broad portfolio of production and development programs.  Reduced operating expense enabling increased positive operating leverage.  Continued progress on free cash flow drivers with net working capital down $90M year-over-year. 4

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Delivering predictable performance  Our focus on performance excellence positively impacted our results primarily in two areas: • Net adverse EAC change impacts were in line with recent quarters, reflects maturing capabilities in program management, engineering, and operations, and progress in completing development programs. • Focus on accelerating customer deliveries generated approximately $30M of revenue and approximately $15M of adjusted EBITDA planned for FY26. 5

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Driving organic growth  Q4 record bookings of $342M resulted in a record backlog of 1.4B and a full-year book-to-bill of 1.13.  Key contract awards received in the quarter included: • Awards totaling $36.9 million for ground-based radar programs that leverage our Common Processing Architecture and cybersecurity software. • A $22 million initial production contract from a U.S. defense prime contractor for sensor processing subsystems that will upgrade existing combat aircraft. • An $8.5 million contract to develop a next-generation RF signal conditioning solution to enhance the performance and cost of X-band Active Electronically Steered Array radars. • A new production agreement that supports a critical U.S. military space program. 6

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Expanding margins  Remain focused on the following levers in our efforts to achieve targeted adjusted EBITDA margins in the low to mid 20% range: ‒ Backlog margin expansion as we burn down lower margin backlog and replace with new bookings aligned with our target margin profile. ‒ Ongoing initiatives to simplify, automate, and optimize our operations. ‒ Driving organic growth to realize positive operating leverage.  Q4 adjusted EBITDA margin of 18.8% was ahead of our expectations and up sequentially over 700 basis points.  Gross margin of 31% increased 160 basis points year-over-year; in line with our expectations and largely driven by the average margin in our backlog.  Operating expenses were down year-over-year as a result of fully realizing the impact of previously implemented actions to simplify, streamline, and focus our operations. 7

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Driving improved free cash flow conversion and release  Progress on drivers of free cash flow. Net working capital is down $211M from peak net working capital levels in Q1 of FY24.  Full year FCF is $119M, and net debt is down to $282M the lowest level since Q1 of FY22.  Focused on continued reduction in working capital and net debt going forward. 8

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Expectations for FY26 and beyond  Optimistic on achieving our target profile over time of above market top-line growth, adjusted EBITDA margins in the low to mid 20% range, and FCF conversion of 50%.  Expect full year fiscal 2026 revenue growth of low single-digits; first half relatively flat year-over-year and volume increasing sequentially as we move through the second half.  Revenue outlook contemplates: • ~$30M of accelerated deliveries into Q4 of FY25 (out of FY26) • Expectation that factory capacity allocated to programs with unbilled receivable balances results in FCF generation with little revenue impact.  Expect fiscal year 2026 full-year adjusted EBITDA margin approaching mid-teens. • Low double-digit margins in the 1H and then expanding in the 2H with Q4 margin expected to be the highest of the fiscal year.  Expect to be free cash flow positive in fiscal 2026. 9

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Notes 1. Non-GAAP, see reconciliation table. 2. All references in this presentation to the fourth quarter of fiscal 2025 are to the quarter ended June 27, 2025. All references in this presentation to the fourth quarter of fiscal 2024 are to the quarter ended June 28, 2024. Q4 FY25 vs. Q4 FY24 10 $ millions, except percentage and per share data Q4 FY25(2) Q4 FY24(2) CHANGE Bookings $341.5 $284.4 20% Book-to-Bill 1.25 1.14 Backlog $1,404.9 $1,325.7 6% 12-Month Backlog 807.8 758.9 Revenue $273.1 $248.6 10% Gross Margin 31.0% 29.5% 160 bps Operating Expenses $61.2 $81.2 (25%)Selling, General & Administrative 37.7 43.4 Research & Development 11.9 19.4 Amortization/Restructuring/Acquisition 11.6 18.4 GAAP Net Income (Loss) $16.4 ($10.8) N.A. GAAP Net Income (Loss) Per Share $0.27 ($0.19) N.A. Weighted Average Diluted Shares 59.5 58.0 Adjusted EPS(1) $0.47 $0.23 104% Adj. EBITDA(1) $51.3 $31.2 64% % of revenue 18.8% 12.5% Operating Cash Flow $38.1 $71.8 (47%) Free Cash Flow(1) $34.0 $61.4 (45%) % of Adjusted EBITDA 66.3% 197.1%

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Notes 1. Non-GAAP, see reconciliation table. 2. All references in this presentation to the fourth quarter of fiscal 2025 are to the quarter ended June 27, 2025. All references in this presentation to the fourth quarter of fiscal 2024 are to the quarter ended June 28, 2024. Fiscal Year 2025 vs. Fiscal Year 2024 11 $ millions, except percentage and per share data FY25(2) FY24(2) CHANGE Bookings $1,032.1 $1,021.2 1% Book-to-Bill 1.13 1.22 Backlog $1,404.9 $1,325.7 6% 12-Month Backlog 807.8 758.9 Revenue $912.0 $835.3 9% Gross Margin 27.9% 23.5% 440 bps Operating Expenses $274.1 $343.7 (20%)Selling, General & Administrative 154.4 166.8 Research & Development 67.6 101.3 Amortization/Restructuring/Acquisition 52.1 75.6 GAAP Net Loss ($37.9) ($137.6) N.A. GAAP Net Loss Per Share ($0.65) ($2.38) N.A. Weighted Average Diluted Shares 58.7 57.7 Adjusted EPS(1) $0.64 ($0.69) N.A. Adj. EBITDA(1) $119.4 $9.4 1,169% % of revenue 13.1% 1.1% Operating Cash Flow $138.9 $60.4 130% Free Cash Flow(1) $119.0 $26.1 356% % of Adjusted EBITDA 99.7% 277.2%

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Notes 1. Rounded amounts used. Balance sheet 12 As of (In $ millions)(1) 6/28/24 9/27/24 12/27/24 3/28/25 6/27/25 ASSETS Cash & cash equivalents $180.5 $158.1 $242.6 $269.8 $309.1 Accounts receivable and unbilled receivables, net 415.5 422.8 383.1 374.7 388.1 Inventory, net 335.3 351.1 344.4 352.7 332.9 PP&E, net 110.4 105.1 111.5 107.5 101.4 Goodwill and intangibles, net 1,188.6 1,177.4 1,164.2 1,154.1 1,148.7 Other 148.6 154.5 155.7 155.6 154.6 TOTAL ASSETS $2,378.9 $2,369.0 $2,401.5 $2,414.4 $2,434.8 LIABILITIES AND S/E AP and accrued expenses $160.4 $135.4 $137.3 $154.1 $173.6 Deferred revenues and customer advances 73.9 96.3 136.0 142.5 126.8 Other liabilities 80.3 86.0 76.4 75.2 69.4 Debt 591.5 591.5 591.5 591.5 591.5 Total liabilities 906.1 909.2 941.2 963.3 961.3 Stockholders' equity 1,472.8 1,459.8 1,460.3 1,451.1 1,473.5 TOTAL LIABILITIES AND S/E $2,378.9 $2,369.0 $2,401.5 $2,414.4 $2,434.8

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Notes 1. Rounded amounts used. 2. Non-GAAP, see reconciliation table. Cash flow summary 13 For the Fiscal Quarters Ended (In $ millions)(1) 6/28/24 9/27/24 12/27/24 3/28/25 6/27/25 Net (loss) income ($10.8) ($17.5) ($17.6) ($19.2) $16.4 Depreciation and amortization 21.4 21.2 20.9 19.9 20.0 Other non-cash items, net 0.3 5.6 5.1 9.0 6.9 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (1.9) (6.1) 37.6 9.3 (10.8) Inventory 7.1 (13.9) (7.9) (7.3) 12.0 Accounts payable and accrued expenses 26.6 (27.0) 7.2 14.5 13.4 Other 29.1 23.0 40.2 3.8 (19.8) 60.9 (24.0) 77.1 20.2 (5.2) Operating Cash Flow 71.8 (14.7) 85.5 30.0 38.1 Capital expenditures (10.4) (6.2) (3.6) (5.9) (4.1) Free Cash Flow(2) $61.4 ($20.9) $81.9 $24.1 $34.0 Free Cash Flow(2) / Adjusted EBITDA(2) 197.1% N.A. 372.3% 97.6% 66.3% Free Cash Flow(2) / GAAP Net (Loss) Income N.A. N.A. N.A. N.A. 208%

© Mercury Systems, Inc. APPENDIX

Adjusted EPS reconciliation

(In thousands, except per share data)[2]	Q4 FY24	Q4 FY25	FY24	FY25
(Loss) income per share[1]	**($0.19)**	**$0.27**	**($2.38)**	**($0.65)**
Net (Loss) Income	**($10,777)**	**$16,370**	**($137,640)**	**($37,904)**
Other non-operating adjustments, net	(217)	(4,645)	(592)	(7,742)
Amortization of intangible assets	11,311	10,275	47,661	42,849
Restructuring and other charges	6,781	(15)	26,170	7,216
Impairment of long-lived assets	—	—	—	—
Acquisition, financing and other third party costs	1,400	2,126	4,370	6,638
Fair value adjustments from purchase accounting	178	131	710	617
Litigation and settlement expense, net	945	4,062	4,927	13,010
Stock-based and other non-cash compensation expense	10,650	4,165	41,257	38,273
Impact to income taxes[3]	(7,033)	(4,576)	(26,621)	(25,091)
Adjusted income (loss)	**$13,238**	**$27,893**	**($39,758)**	**$37,866**
Adjusted (loss) earnings per share[1][5]	**$0.23**	**$0.47**	**($0.69)**	**$0.64**
Weighted-average shares outstanding:				
Basic	57,974	58,924	57,738	58,746
Diluted	58,048	59,540	57,738	59,203

Notes

1. Per share information is presented on a fully diluted basis.
2. Rounded amounts used.
3. Impact to income taxes is calculated by recasting income before income taxes to include the items involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the items.
4. All references in this presentation to the fourth quarter of fiscal 2025 and LTM Q4 FY25 are to the quarter ended June 27, 2025, and the four-quarter period ended June 27, 2025. All references in this presentation to the fourth quarter of fiscal 2024 and LTM Q4 FY24 are to the quarter ended June 28, 2024, and the four-quarter period ended June 28, 2024.
5. Earnings per share and Adjusted earnings per share is calculated using diluted shares whereas loss per share and adjusted loss per share is calculated using basic shares. There was no impact to the calculation of adjusted earnings per share as a result of this for the fourth quarter ended June 28, 2024.

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© Mercury Systems, Inc.
/Mercury Proprietary/No Tech Data/
mercury

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Notes 1. Rounded amounts used. 2. All references in this presentation to the fourth quarter of fiscal 2025 and LTM Q4 FY25 are to the quarter ended June 27, 2025, and the four- quarter period ended June 27, 2025. All references in this presentation to the fourth quarter of fiscal 2024 and LTM Q4 FY24 are to the quarter ended June 28, 2024, and the four- quarter period ended June 28, 2024. Adjusted EBITDA reconciliation 16 (In thousands)(1)(2) Q4 FY24 Q4 FY25 FY24 FY25 Net (loss) income ($10,777) $16,370 ($137,640) ($37,904) Other non-operating adjustments, net (217) (4,645) (592) (7,742) Interest expense, net 8,634 6,659 33,816 29,823 Income tax benefit (7,824) 2,447 (51,635) (12,520) Depreciation 10,080 9,694 40,369 39,178 Amortization of intangible assets 11,311 10,275 47,661 42,849 Restructuring and other charges 6,781 (15) 26,170 7,216 Impairment of long-lived assets — — — — Acquisition, financing and other third party costs 1,400 2,126 4,370 6,638 Fair value adjustments from purchase accounting 178 131 710 617 Litigation and settlement expense, net 945 4,062 4,927 13,010 Stock-based and other non-cash compensation expense 10,650 4,165 41,257 38,273 Adjusted EBITDA $31,161 $51,269 $9,413 $119,438

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Notes 1. Rounded amounts used. Free cash flow reconciliation 17 (In thousands)(1) Q4 FY24 Q4 FY25 FY24 FY25 Cash provided by operating activities $71,761 $38,075 $60,382 $138,851 Purchases of property and equipment (10,348) (4,098) (34,291) (19,803) Free cash flow $61,413 $33,977 $26,091 $119,048